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                                                             Exhibit 15(c)(i)(a)

                                                        DATED:  NOVEMBER 8, 1995
                                   EXHIBIT A
                                     TO THE
                      PARTICIPATING ORGANIZATION AGREEMENT
           BETWEEN BISYS FUND SERVICES LIMITED PARTNERSHIP (FORMERLY
                 THE WINSBURY COMPANY LIMITED PARTNERSHIP) AND
                       FIRST OF AMERICA SECURITIES, INC.
                            DATED SEPTEMBER 21, 1994

                               INVESTOR C SHARES

                              NAME OF INVESTOR C FUND

 Parkstone Equity Fund - Investor C Shares
 Parkstone Small Capitalization Fund - Investor C Shares
 Parkstone High Income Equity Fund - Investor C Shares
 Parkstone Bond Fund - Investor C Shares
 Parkstone Limited Maturity Bond Fund - Investor C Shares
 Parkstone Intermediate Government Obligations Fund - Investor C Shares Parkstone Balanced Fund - Investor C Shares
 Parkstone U.S. Government Income Fund - Investor C Shares
 Parkstone International Discovery Fund - Investor C Shares
 Parkstone Large Capitalization Fund - Investor C Shares

                                     BISYS FUND SERVICES LIMITED
                                     PARTNERSHIP (formerly The Winsbury Company
                                     Limited Partnership)

                                     By:  BISYS FUND SERVICES, INC.
                                          General Partner


                                     By: /s/ Stephen G. Mintos
                                         ------------------------
                                         Stephen G. Mintos
                                         Executive Vice President


                                     FIRST OF AMERICA SECURITIES, INC.

                                     By: /s/ Susan L. Currier
                                         ------------------------
                                         Susan L. Currier
                                         President & CEO